UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2015

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 2, 2015, Hillenbrand, Inc. (“Hillenbrand”) completed its acquisition of Abel Pumps LP and Abel GmbH & Co. KG and certain of their affiliates (collectively, “ABEL”).  Attached as Exhibit 99.1 hereto is a copy of the press release issued by Hillenbrand regarding the completion of this acquisition.

Additional information regarding Hillenbrand’s acquisition of ABEL was previously disclosed in Item 8.01 of Hillenbrand’s Current Report on Form 8-K filed on September 2, 2015.

The information furnished pursuant to Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any Hillenbrand filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 2, 2015, of Hillenbrand, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: October 2, 2015

	BY:	/S/ Nicholas R. Farrell
Nicholas R. Farrell
Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 2, 2015, of Hillenbrand, Inc.